SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              Form 8-K


              Current Report Pursuant to Section 13 or
            15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)
                          February 16, 2000


                      ATMOS ENERGY CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


TEXAS AND VIRGINIA               1-10042           75-1743247
----------------------------  ---------------  ------------------
(State or Other Jurisdiction  Commission File  (I.R.S. Employer
of Incorporation or               Number       Identification No.)
Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                        75240
-------------------------------                    -------------
(Address of Principal                               (Zip Code)
 Executive Offices)

         Registrant's Telephone Number, Including Area Code
                           (972) 934-9227
                           --------------

    ------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

     On February 16, 2000, Atmos Energy Corporation announced in a press release that it had entered into an agreement to form a joint venture to combine the operations of its wholly-owned subsidiary, United Cities Propane Gas, Inc., with the propane operations of AGL Resources, Inc., Piedmont Natural Gas Company, Inc., and TECO Energy. Such press release is filed herein as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


          (c)  Exhibits

               99.1 Press  Release of Atmos Energy Corporation dated
                    February 16, 2000.





                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ATMOS ENERGY CORPORATION
                                      (Registrant)



DATE:  February 21, 2000         By: /s/ ROBERT W. BEST
                                     -------------------
                                         Robert W. Best
                                      Chairman, President
                                      and Chief Executive Officer


                            EXHIBIT INDEX

Item Number                   Description                     Page

    99.1 Press Release of Atmos Energy Corporation dated February 16, 2000